UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2015

HomeAway, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35215	20-0970381
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1011 W. Fifth Street, Suite 300, Austin, Texas 78703

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 684-1100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Merger Agreement

On November 4, 2015, HomeAway, Inc. (“HomeAway”), Expedia, Inc., a Delaware corporation (“Expedia”) and HMS 1 Inc., a Delaware corporation and a direct wholly owned subsidiary of Expedia (“Purchaser”), entered into an Agreement and Plan of Reorganization (the “Merger Agreement”).

The Merger Agreement and the consummation of the transactions contemplated thereby have been unanimously approved by HomeAway’s board of directors (the “HomeAway Board”), and the HomeAway Board has resolved to recommend that HomeAway stockholders accept the Offer (as defined below) and tender their shares of HomeAway common stock to Purchaser pursuant to the Offer.

Pursuant to the Merger Agreement, on the terms and subject to the conditions set forth in the Merger Agreement, as promptly as practicable (but in no event later than December 4, 2015), Purchaser will commence an exchange offer (the “Offer”) to purchase any and all of the outstanding shares of HomeAway common stock. In the Offer, on the terms and subject to the conditions and limitations set forth in the Merger Agreement, each share of HomeAway common stock accepted by Purchaser will be exchanged for the right to receive $10.15 in cash (the “Cash Consideration”) and 0.2065 of a validly issued, fully paid and non-assessable share of Expedia common stock (the “Stock Consideration” and, together with the Cash Consideration, the “Offer Consideration”).

Following consummation of the Offer, on the terms and subject to the conditions set forth in the Merger Agreement, (i) Purchaser will be merged with and into HomeAway (the “First Merger”), with HomeAway surviving the First Merger and (ii) immediately following the First Merger, HomeAway will be merged with and into Expedia (the “Second Merger” and together with the First Merger, the “Mergers”), with Expedia surviving the Second Merger. The First Merger will be governed by Section 251(h) of the Delaware General Corporation Law (“DGCL”). Accordingly, no vote of HomeAway stockholders will be required in connection with the First Merger.

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger, by virtue of the First Merger, each share of HomeAway common stock (other than (i) shares of HomeAway common stock issued and outstanding immediately prior to the effective time of the First Merger that are owned or held in treasury by HomeAway or owned by Expedia or Purchaser (“Cancelled Shares”), (ii) shares of HomeAway common stock issued and outstanding immediately prior to the effective time of the First Merger that are owned by any direct or indirect wholly owned subsidiary of Expedia (other than Purchaser) or of the Company (“Converted Shares”), (iii) shares of HomeAway common stock issued and outstanding immediately prior to the effective time of the First Merger (other than Cancelled Shares) and held by a holder who has not tendered in the Offer and has properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL (“Dissenting Shares”), or (iv) or shares of HomeAway common stock validly tendered and not validly withdrawn in accordance with the terms of the Offer) will be automatically converted into the right to receive the Offer Consideration (the “Merger Consideration”).

Subject to the terms of the Merger Agreement, shares of Expedia common stock issuable pursuant to the Offer and the First Merger will be registered pursuant to a registration statement to be filed by Expedia with the Securities and Exchange Commission (the “SEC”) and will be publicly traded on the Nasdaq Global Select Market. No fractional shares of Expedia common stock will be issuable in the Offer or the First Merger and each HomeAway stockholder who otherwise would be entitled to receive a fraction of a share of Expedia common stock pursuant to the Offer or the First Merger will be paid an amount in cash (without interest) equal to such fractional part of a share of Expedia common stock multiplied by the volume weighted average closing sale price of one share of Expedia common stock as reported on the Nasdaq Global Select Market for the ten (10) consecutive trading days ending on the trading day immediately preceding the expiration of the Offer (as adjusted as appropriate to reflect any stock splits, stock dividends, combinations, reorganizations, reclassifications or similar events).

HomeAway and Expedia intend, for U.S. federal income tax purposes, that the Offer and the Mergers, taken together, will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986.

Pursuant to the terms of the Merger Agreement, at the effective time of the First Merger equity awards outstanding under HomeAway’s equity incentive plans immediately prior to the effective time of the First Merger will be treated as follows:

a)	Each vested option to purchase HomeAway common stock (including any such options that vest as of the effective time of the First Merger) (a “Vested Option”) will be cancelled and converted into the right to receive (without interest) the Merger Consideration in respect of each net share (calculated pursuant to a formula set forth in the Merger agreement) underlying such Vested Option, which takes into account the exercise price of such option, less applicable tax withholdings.

b)	Each unvested option to purchase HomeAway common stock (an “Unvested Option”) will be assumed and converted automatically into an option to purchase shares of Expedia common stock, with the number of shares and the per share exercise price of the option adjusted pursuant to a formula set forth in the Merger Agreement, and will otherwise be subject to the same terms and conditions applicable to the Unvested Option under the applicable HomeAway equity incentive plan and award agreement, including vesting.

c)	Each HomeAway restricted stock unit that will vest as of the effective time of the First Merger (a “Vested RSU”) will be cancelled in exchange for the Merger Consideration in respect of each share of HomeAway common stock subject to such Vested RSU, less applicable tax withholdings.

d)	Each unvested HomeAway restricted stock unit (an “Unvested RSU”) will be assumed and converted automatically into a restricted stock unit with respect to a number of shares of Expedia common stock determined pursuant to a formula set forth in the Merger Agreement, and will otherwise be subject to the same terms and conditions applicable to the Unvested RSU under the applicable HomeAway equity incentive plan and award agreement, including vesting.

e)	Each HomeAway restricted stock award granted under any HomeAway equity plan that will vest as of the effective time of the First Merger (a “Vested RSA”) will be cancelled in exchange for the Merger Consideration in respect of each share of HomeAway common stock subject to such Vested RSA, less applicable tax withholdings.

f)	Each unvested HomeAway restricted stock award granted under any HomeAway equity plan (an “Unvested RSA”) will be assumed and converted automatically into a restricted stock award with respect to a number of shares of Expedia common stock determined pursuant to a formula in the Merger Agreement, and will otherwise be subject to the same terms and conditions applicable to the Unvested RSA under the applicable HomeAway equity incentive plan and award agreement, including vesting.

Consummation of the transaction is subject to the satisfaction or, if permissible, waiver of customary closing conditions, including, but not limited to, (i) that there will have been validly tendered and not validly withdrawn prior to the expiration of the Offer that number of shares of HomeAway common stock that, when added to the shares of HomeAway common stock owned by Expedia and Purchaser (if any), represents at least a majority of all then outstanding shares of HomeAway common stock, (ii) the absence of certain legal impediments and (iii) the expiration or termination of the required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The transaction is not subject to any financing condition. The parties have made customary representations, warranties and covenants in the Merger Agreement, including covenants regarding the conduct of their respective businesses, employee matters and the use of reasonable best efforts to cause the conditions to the transaction to be satisfied. The transaction is expected to close in the first quarter of 2016, subject to the satisfaction of these conditions.

HomeAway is not permitted to solicit, initiate or encourage or facilitate any alternative transaction proposals from third parties or to participate in any negotiations with third parties regarding any alternative transaction proposals. Notwithstanding this limitation, prior to the expiration of the Offer, HomeAway may under certain circumstances provide information to and participate in discussions or negotiations with third parties with respect to an unsolicited alternative transaction proposal that the HomeAway Board has determined in good faith constitutes or is reasonably expected to result in a superior proposal (as defined in the Merger Agreement). The HomeAway Board may change its recommendation to HomeAway stockholders (subject to Expedia’s right to terminate the Merger Agreement following such change in recommendation) in response to a superior proposal or an intervening event if the HomeAway Board determines in good faith that the failure to take such action would reasonably be expected to be inconsistent with the HomeAway Board members’ fiduciary duties under applicable law, after taking into account any changes to the terms of the Merger Agreement proposed by Expedia.

The Merger Agreement contains certain termination rights for both HomeAway and Expedia and further provides that HomeAway must pay Expedia a termination fee of $138 million in cash upon termination of the Merger Agreement under specified circumstances.

The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties thereto, may be subject to limitations agreed upon by such parties, including being qualified by documents filed with the SEC or by confidential disclosures made for the purposes of allocating contractual risk between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and security holders. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties or their businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in HomeAway’s or Expedia’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding HomeAway and Expedia that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that HomeAway and Expedia have filed, or will file, with the SEC.

The foregoing descriptions of the Merger Agreement, the treatment of equity awards in the transaction and the transaction do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which is filed herewith as Exhibit 2.1 and incorporated by reference herein.

Additional Information and Where to Find It

The exchange offer referenced in this communication has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for any offer materials that Expedia, Inc. (“Expedia”) and its acquisition subsidiary will file with the U.S. Securities and Exchange Commission (“SEC”). At the time the exchange offer is commenced, Expedia and its acquisition subsidiary will file a tender offer statement on Schedule TO, Expedia will file a registration statement on Form S-4, and HomeAway will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the exchange offer. THE EXCHANGE OFFER MATERIALS (INCLUDING AN OFFER TO EXCHANGE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER EXCHANGE OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HOMEAWAY STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF HOMEAWAY SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING EXCHANGING THEIR SECURITIES. The Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all holders of HomeAway stock at no expense to them. The exchange offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies may be obtained for free by contacting Expedia’s Investor Relations department at (425) 679-3759.

In addition to the Offer to Exchange, the related Letter of Transmittal and certain other exchange offer documents, as well as the Solicitation/Recommendation Statement, Expedia and HomeAway file annual, quarterly and current reports and other information with the SEC. You may read and copy any reports or other information filed by Expedia and HomeAway at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Expedia and HomeAway’s filings with the SEC are also available to the public from commercial document-retrieval services and at the website maintained by the SEC at http://www.sec.gov.

Forward Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed transaction, including its financial and operational impact, and other statements of management’s beliefs, intentions or goals also are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Expedia or HomeAway stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed transaction on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the proposed transaction, including majority of HomeAway’s shares being validly tendered into the exchange offer, the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Expedia to successfully integrate HomeAway’s operations; the ability of Expedia to implement its plans, forecasts and other expectations with respect to HomeAway’s business after the completion of the transaction and realize expected synergies; business disruption following the merger; and the other risks and important factors contained and identified in Expedia’s and HomeAway’s filings with the SEC, such as their respective Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements, the Tender Offer Statement on Schedule TO (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) to be filed by Expedia and its acquisition subsidiary, the registration statement on Form S-4 to be filed by Expedia, and the Solicitation/Recommendation Statement on Schedule 14D-9 to be filed by HomeAway. The forward-looking statements included in this press release are made only as of the date hereof. Neither Expedia nor HomeAway undertakes any obligation to update the forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization, dated as of November 4, 2105, by and among Expedia, Inc., HMS 1 Inc. and HomeAway, Inc.

*	Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015	HOMEAWAY, INC.

(Registrant)

	By:	/s/ Lynn Atchison
Lynn Atchison
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Reorganization, dated as of November 4, 2105, by and among Expedia, Inc., HMS 1 Inc. and HomeAway, Inc.

*	Schedules and annexes have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or annex will be furnished supplementally to the Securities and Exchange Commission upon request.